                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K (A)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 3, 1996


                                SITEL CORPORATION
          (Exact name of registrant as specified in its charter)


MINNESOTA                           0-26152                 47-0684333
(State or jurisdiction of           (Commission File        (I.R.S. Employer
incorporation or organization)      Number)                 Identification No.)


                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164
                                 (402) 498-6810
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                         ------------------------------





This 8-K consists of 16 pages.

The registrant hereby amends Item 7 of its Form 8-K filed to report an event occurring on September 3, 1996 to include the following:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial statements of business acquired.

          The following unaudited financial statements of Mitre plc are filed with this report at pages F-2 through F-4:

               Unaudited Condensed Group Profit and Loss Account for the six months ended June 30, 1996 and June 30, 1995

               Unaudited Condensed Group Balance Sheet at June 30, 1996 and June 30, 1995

               Unaudited Condensed Group Cash Flow Statement for the six months ended June 30, 1996 and June 30, 1995


     (b)  Pro forma financial information.

          The following unaudited pro forma and pro forma combined financial statements are filed with this report at pages F-5 through F-13:

               Unaudited Pro Forma and Pro Forma Combined Financial Information

               SITEL Corporation, Mitre plc, and National Action Financial Services, Inc. Pro Forma Combined Balance Sheet as of
               May 31, 1996

               SITEL Corporation, Mitre plc, and National Action Financial Services, Inc. Pro Forma Combined Statements of Operations for the Year Ended May 31, 1995

               SITEL Corporation, Mitre plc, and National Action Financial Services, Inc. Pro Forma Combined Statements of Operations for the Year Ended May 31, 1996

               SITEL Corporation, Mitre plc, and National Action Financial Services, Inc. Pro Forma Statement of Operations for the Years ended May 31, 1993, 1994, 1995 and 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 1, 1996                  SITEL Corporation


                                        By: /s/ Donald J. Vrana
                                           --------------------------------
                                             Donald J. Vrana
                                             Corporate Controller

                        INDEX TO FINANCIAL STATEMENTS


MITRE PLC
Notes to Unaudited Condensed Group Financial Statements for the six
  months ended June 30, 1995 and 1996 . . . . . . . . . . . . . . . . . . . F-2
Unaudited Condensed Group Profit and Loss Account for the six months ended
  June 30, 1995 and 1996  . . . . . . . . . . . . . . . . . . . . . . . . . F-2
Unaudited Condensed Group Balance Sheet as of June 30, 1995 and 1996. . . . F-3
Unaudited Condensed Group Cash Flow Statement for the six months ended
  June 30, 1995 and 1996  . . . . . . . . . . . . . . . . . . . . . . . . . F-4

UNAUDITED PRO FORMA AND PRO FORMA COMBINED FINANCIAL INFORMATION
Unaudited Pro Forma and Pro Forma Combined Financial Information. . . . . . F-5
SITEL Corporation, Mitre plc, and National Action Financial Services, Inc.
  Pro Forma Combined Balance Sheet as of May 31, 1996 . . . . . . . . . . . F-6
SITEL Corporation, Mitre plc, and National Action Financial Services, Inc.
  Pro Forma Combined Statements of Operations for the Year Ended
  May 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-8
SITEL Corporation, Mitre plc, and National Action Financial Services, Inc.
  Pro Forma Combined Statements of Operations for the Year Ended
  May 31, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-10
SITEL Corporation, Mitre plc, and National Action Financial Services, Inc.
  Pro Forma Combined Statements of Operations for the Year Ended
  May 31, 1993, 1994, 1995 and 1996 . . . . . . . . . . . . . . . . . . . .F-12

                                   MITRE PLC
            NOTES TO UNAUDITED CONDENSED GROUP FINANCIAL STATEMENTS

    The condensed group financial statements are unaudited, and have been prepared under the historical cost accounting rules and in accordance with applicable UK accounting standards. The financial statements are presented in UK pounds sterling (L) and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

    The condensed financial statements should be read in conjunction with the Group financial statements and notes included elsewhere in this report.

    The results for the six months ended June 30, 1996 are not necessarily indicative of the results to be expected for the full year.

                                   MITRE PLC
               UNAUDITED CONDENSED GROUP PROFIT AND LOSS ACCOUNT
                  THE SIX MONTHS ENDED 30 JUNE 1996 AND 1995


L'000                                                           Six m/e        Six m/e
                                                               30-Jun-96      30-Jun-95
                                                             -------------  -------------
TURNOVER...................................................     25,129         12,645
Cost of sales..............................................    (15,765)        (7,569)
                                                             -------------  -------------
GROSS PROFIT...............................................      9,364          5,076
Administrative expenses....................................     (7,175)        (3,337)
                                                             -------------  -------------
OPERATING PROFIT...........................................      2,189          1,739
Interest payable and similar charges.......................       (213)          (121)
                                                             -------------  -------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION..............      1,976          1,618
Tax on profit on ordinary activities.......................       (652)          (534)
                                                             -------------  -------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION...............      1,324          1,084
Minority interests.........................................        (19)          (370)
                                                             -------------  -------------
PROFIT FOR THE FINANCIAL PERIOD............................      1,305            714
Non equity dividends.......................................         (9)           (16)
                                                             -------------  -------------
RETAINED PROFIT FOR THE FINANCIAL PERIOD...................      1,296            698
                                                             -------------  -------------
                                                             -------------  -------------

                                   MITRE PLC
                    UNAUDITED CONDENSED GROUP BALANCE SHEET
                           AT 30 JUNE 1996 AND 1995


L'000                                                                 30-Jun-96  30-Jun-95
                                                                      ---------  ---------
FIXED ASSETS
Tangible assets.....................................................      8,559      5,761
Investments.........................................................         11         41
                                                                      ---------  ---------
                                                                          8,570      5,802
                                                                      ---------  ---------
CURRENT ASSETS
Debtors
  - amounts receivable within one year..............................     12,807      6,351
  - amounts receivable after more than one year.....................        679          0
Cash at bank and in hand............................................        662        138
                                                                      ---------  ---------
                                                                         14,148      6,489
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR......................    (14,387)    (7,346)
                                                                      ---------  ---------
NET CURRENT LIABILITIES.............................................       (239)      (857)
                                                                      ---------  ---------
TOTAL ASSETS LESS CURRENT LIABILITIES...............................      8,331      4,945
                                                                      ---------  ---------

                                                                      ---------  ---------
Creditors: amounts falling due after more than one year.............     (2,302)    (1,132)
                                                                      ---------  ---------
PROVISION FOR LIABILITIES AND CHARGES...............................       (131)       (71)
                                                                      ---------  ---------
                                                                          5,898      3,742
                                                                      ---------  ---------
                                                                      ---------  ---------
CAPITAL AND RESERVES
Called up share capital.............................................      1,709      1,299
Other reserves......................................................        161       (916)
Profit and loss account.............................................      3,065      1,677
                                                                      ---------  ---------
SHAREHOLDERS' FUNDS.................................................      4,935      2,060
Minority interests..................................................        963      1,682
                                                                      ---------  ---------
                                                                          5,898      3,742
                                                                      ---------  ---------
                                                                      ---------  ---------
Shareholders' funds - Equity........................................      4,585      1,491
                    - Non equity....................................        350        569
                                                                      ---------  ---------
                                                                          4,935      2,060
                                                                      ---------  ---------
                                                                      ---------  ---------
Minority interests - Equity.........................................         --        982
                   - Non equity.....................................        963        700
                                                                      ---------  ---------
                                                                            963      1,682
                                                                      ---------  ---------
                                                                      ---------  ---------

                                   MITRE PLC
                 UNAUDITED CONDENSED GROUP CASH FLOW STATEMENT
                FOR THE SIX MONTHS ENDED 30 JUNE 1996 AND 1995

                                                                     1996           1995
                                                                 -------------  -------------
                                                                     L000           L000
NET CASH INFLOW FROM
 OPERATING ACTIVITIES..........................................      2,164          1,761
                                                                 -------------  -------------
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE
Interest paid..................................................       (129)           (81)
Finance lease interest.........................................        (97)           (50)
Preference dividends paid......................................        (16)           (97)
Dividends paid to minority interests...........................        (28)           (61)

NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF    -------------  -------------
 FINANCE.......................................................       (270)          (289)

CORPORATION TAX REPAID.........................................        (28)           (29)
                                                                  -------------  -------------
NET CASH INFLOW BEFORE INVESTING ACTIVITIES....................      1,866          1,443

INVESTING ACTIVITIES...........................................
Payments to acquire tangible fixed assets (net)................     (1,475)        (1,210)
Purchase of fixed asset investments............................         __            (10)
Purchase of subsidiary undertakings............................        (16)            __
                                                                 -------------  -------------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES.....................     (1,491)        (1,220)

NET CASH OUTFLOW BEFORE FINANCING..............................        375            223

FINANCING......................................................
Redemption of preference share capital.........................         __            (75)
Expenses of capital leases.....................................        (47)            __
Capital element of finance leases repaid.......................       (514)          (237)
Repayment of bank loans........................................       (286)           (50)
                                                                 -------------  -------------
NET CASH OUTFLOW FROM FINANCING................................       (847)          (362)
                                                                 -------------  -------------
DECREASE IN CASH AND CASH EQUIVALENTS..........................       (472)          (139)
                                                                 -------------  -------------
                                                                 -------------  -------------

        UNAUDITED PRO FORMA AND PRO FORMA COMBINED FINANCIAL INFORMATION

The unaudited Pro Forma Statements of Operations give effect to the acquisition of Mitre plc ("Mitre" and such acquisition the "Mitre Acquisition") by combining results of operations of the Company for the years ended May 31, 1996, May 31, 1995, May 31, 1994 and May 31, 1993, with Mitre, or its predecessor company Merit Direct, for the twelve months ended May 31, 1996, May 31, 1995, December 31, 1993 and December 31, 1992, and with National Action Financial Services, Inc. which was acquired June 28, 1996 ("NAFS", and such acquisition the "NAFS Acquisition") for the twelve months ended June 30, 1996 and June 30, 1995, as if the transactions had occurred at the beginning of the periods presented. NAFS was established in April, 1994 and the results of operations from that time through June 30, 1994 are not material.

The unaudited Pro Forma Combined Statements of Operations include the results of operations of the entities listed above and also include the results of operations of CTC Canadian Telephone Corporation and 2965496 Canada, Inc. (collectively, CTC) for the year ended April 30, 1995 and of Teleaction, S.A. (Teleaction) for the twelve months ended June 30, 1996 and June 30, 1995. CTC was acquired by the Company on February 9, 1996 and a 69.2% interest in Teleaction was acquired by the Company on June 12, 1996. The unaudited Pro Forma Combined Statements of Operations do not include the results of operations of Telepromotion, Action Data Base and Action Servicos De Publicidade (subsidiaries of Teleaction), as they are immaterial.

The following pro forma results of Mitre include the results of Merit Communications NV which was acquired by Mitre on December 21, 1995. Under US GAAP, this acquisition will be accounted for in a manner similar to a pooling of interests because Mitre and Merit Communications NV were entities under common control. The results of Merit Communications NV were derived from financial statements audited by KPMG and unaudited monthly management information. Merit Communications NV was established in April 1993.

The following pro forma results reflect the results of Mitre and Teleaction adjusted to conform to US GAAP and the Company's financial statement presentation. The historical results have been converted into US dollars at the exchange rates for the relevant periods.

The unaudited Pro Forma Combined Balance Sheet reflects the combined financial position of Company, NAFS and Teleaction as of May 31, 1996 and Mitre as of June 30, 1996. The unaudited Pro Forma Combined Balance Sheet is prepared assuming the transactions occurred on the balance sheet date. The unaudited Pro Forma Combined Balance Sheet does not reflect the financial position of Telepromotion, Action Data Base and Action Servicos De Publicidade (subsidiaries of Teleaction), as they are immaterial.

The unaudited pro forma and pro forma combined financial statements and accompanying notes reflect the application of the pooling-of-interests method of accounting for the Mitre and NAFS Acquisitions. Under this method of accounting, the recorded assets, liabilities, shareholder's equity, income and expenses are combined and recorded at their historical amounts. The CTC and Teleaction acquisitions are reflected using the purchase method of accounting. Under this method of accounting, the purchase price was allocated to assets acquired and liabilities assumed based on their fair value estimates at the closing of the acquisition. The amount of the purchase accounting adjustments included are preliminary estimates and may differ from actual amounts.

The unaudited pro forma and pro forma combined financial information presented is for informational purposes only and is not necessarily indicative of the financial position, results of operations of the entity or the actual results that would have been achieved had this merger been consummated prior to the periods indicated. This unaudited pro forma and pro forma combined information should be read in conjunction with the separate financial statements, including the notes thereto, of the Company included in its Form 10-K filed August 29, 1996 and of Mitre, Teleaction , NAFS and CTC, contained in pages F-27 through F-49, F-53 through F-81, F-82 through F-94 and F-95 through F-109, respectively , of the Company's Proxy Statement filed July 29, 1996.

                         SITEL CORPORATION AND MITRE PLC

                         PROFORMA COMBINED BALANCE SHEET
                                  MAY 31, 1996
                                   (UNAUDITED)


                                                                                                    PROFORMA
                                                       SITEL(a)    TELEACTION(b)      NAFS        ADJUSTMENTS
                                                    -------------  -------------  -------------  -------------
                                                                           (IN THOUSANDS)
ASSETS
Current assets:
   Cash and cash equivalents . . . . . . . . . . .  $       4,714  $       2,067  $         849
   Trade accounts receivable, net. . . . . . . . .         28,072         12,579          1,772
   Marketable securities . . . . . . . . . . . . .         42,570           -              -     $     (25,720) (d,e)
   Prepaid expenses. . . . . . . . . . . . . . . .            650             31             53
   Other . . . . . . . . . . . . . . . . . . . . .          1,465            163             80
   Income taxes receivable . . . . . . . . . . . .            118            130           -
   Deferred income taxes . . . . . . . . . . . . .            558            166           -
                                                    -------------  -------------  -------------  -------------
      Total current assets . . . . . . . . . . . .         78,147         15,136          2,754        (25,720)
                                                    -------------  -------------  -------------  -------------
Property and equipment, net. . . . . . . . . . . .         18,049          1,334          1,502
Deposits and other assets. . . . . . . . . . . . .          1,213            292             75
Loans receivable from related parties. . . . . . .            340           -              -
Goodwill, net. . . . . . . . . . . . . . . . . . .          5,908          1,315             43         23,344  (d)
Deferred income taxes. . . . . . . . . . . . . . .         12,839           -              -
                                                    -------------  -------------  -------------  -------------

      Total assets . . . . . . . . . . . . . . . .  $     116,496  $      18,077  $       4,374  $      (2,376)
                                                    -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Note payable - bank . . . . . . . . . . . . . .  $        -     $         510  $         184
   Current portion of long-term
    obligations. . . . . . . . . . . . . . . . . .             15           -               156
   Trade accounts payable. . . . . . . . . . . . .          2,811          1,154            139
   Accrued wages, salaries and bonuses . . . . . .          5,955            822            794
   Other accrued expenses. . . . . . . . . . . . .          1,300          2,966            701
   Customer deposits and other . . . . . . . . . .             86           -                24
                                                    -------------  -------------  -------------  -------------
      Total current liabilities. . . . . . . . . .         10,167          5,452          1,998           -
                                                    -------------  -------------  -------------  -------------
Long-term debt obligations, net. . . . . . . . . .            125            650            694          8,909  (d)
Other liabilities. . . . . . . . . . . . . . . . .          1,470          1,206            316           -
Redeemable Preference Shares . . . . . . . . . . .           -              -              -              -
Stockholders' equity:
   Preferred Stock . . . . . . . . . . . . . . . .           -              -               285           (285) (h)
   Common stock. . . . . . . . . . . . . . . . . .             19            388            285           (688) (d,h)
   Paid-in capital . . . . . . . . . . . . . . . .        107,108           -              -               569  (h)
   Currency exchange adjustment. . . . . . . . . .            (10)          -              -              -
   Retained earnings (deficit) . . . . . . . . . .         (2,383)        10,381            796        (10,881) (d)
                                                    -------------  -------------  -------------  -------------
      Total stockholders' equity . . . . . . . . .        104,734         10,769          1,366        (11,285)
                                                    -------------  -------------  -------------  -------------

      Total liabilities and
       stockholders' equity. . . . . . . . . . . .  $     116,496  $      18,077  $       4,374  $      (2,376)
                                                    -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------

                                                       SITEL                        PROFORMA             PROFORMA
                                                      COMBINED        MITRE(c)     ADJUSTMENTS           COMBINED
                                                    -------------  -------------  -------------       -------------
                                                                           (IN THOUSANDS)
ASSETS
Current assets:
   Cash and cash equivalents . . . . . . . . . . .  $       7,630  $         591                      $       8,221
   Trade accounts receivable, net. . . . . . . . .         42,423         18,786                             61,209
   Marketable securities . . . . . . . . . . . . .         16,850           -     $      (7,035) (f,g)        9,815
   Prepaid expenses. . . . . . . . . . . . . . . .            734          1,384                              2,118
   Other . . . . . . . . . . . . . . . . . . . . .          1,708            614                              2,322
   Income taxes receivable . . . . . . . . . . . .            248           -                                   248
   Deferred income taxes . . . . . . . . . . . . .            724           -                                   724
                                                    -------------  -------------  -------------       -------------
      Total current assets . . . . . . . . . . . .         70,317         21,375         (7,035)             84,657
                                                    -------------  -------------  -------------       -------------
Property and equipment, net. . . . . . . . . . . .         20,885         13,076                             33,961
Deposits and other assets. . . . . . . . . . . . .          1,580          1,060                              2,640
Loans receivable from related parties. . . . . . .            340           -                                   340
Goodwill, net. . . . . . . . . . . . . . . . . . .         30,610          4,470                             35,080
Deferred income taxes. . . . . . . . . . . . . . .         12,839            209                             13,048
                                                    -------------  -------------  -------------       -------------

      Total assets . . . . . . . . . . . . . . . .  $     136,571  $      40,190  $      (7,035)      $     169,726
                                                    -------------  -------------  -------------       -------------
                                                    -------------  -------------  -------------       -------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Note payable - bank . . . . . . . . . . . . . .  $         694  $       5,892                      $       6,586
   Current portion of long-term
    obligations. . . . . . . . . . . . . . . . . .            171          1,485                              1,656
   Trade accounts payable. . . . . . . . . . . . .          4,104          6,245                             10,349
   Accrued wages, salaries and bonuses . . . . . .          7,571           -                                 7,571
   Other accrued expenses. . . . . . . . . . . . .          4,967          9,325                             14,292
   Customer deposits and other . . . . . . . . . .            110           -                                   110
                                                    -------------  -------------  -------------       -------------
      Total current liabilities. . . . . . . . . .         17,617         22,947           -                 40,564
                                                    -------------  -------------  -------------       -------------
Long-term debt obligations, net. . . . . . . . . .         10,378          3,384                             13,762
Other liabilities. . . . . . . . . . . . . . . . .          2,992            423                              3,415
Redeemable Preference Shares . . . . . . . . . . .           -             2,035         (2,035) (f)           -
Stockholders' equity:
   Preferred Stock . . . . . . . . . . . . . . . .           -              -                                  -
   Common stock. . . . . . . . . . . . . . . . . .              4          2,106         (2,073) (h)             37
   Paid-in capital . . . . . . . . . . . . . . . .        107,677          4,927          2,073  (h)        114,677
   Currency exchange adjustment. . . . . . . . . .            (10)           (22)                               (32)
   Retained earnings (deficit) . . . . . . . . . .         (2,087)         4,390         (5,000) (g)         (2,697)
                                                    -------------  -------------  -------------       -------------
      Total stockholders' equity . . . . . . . . .        105,584         11,401         (5,000)            111,985
                                                    -------------  -------------  -------------       -------------

      Total liabilities and
       stockholders' equity. . . . . . . . . . . .  $     136,571  $      40,190  $      (7,035)      $     169,726
                                                    -------------  -------------  -------------       -------------
                                                    -------------  -------------  -------------       -------------

                                                   (SEE NOTES ON FOLLOWING PAGE)

-------------------------

a) The combined balance sheet of CTC has not been presented separately on this statement as it was included in the consolidated historical statements of SITEL as of May 31, 1996.

b) The financial position of Teleaction has been translated from Spanish pesetas to US dollars at the exchange rate in effect at the balance sheet date (128.94 pesetas per dollar).

c) The financial position of Mitre has been translated from British pounds to US dollars at the exchange rate in effect at the balance sheet date (1.5500 dollars per pound) and has been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholders equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993.

d) The Teleaction acquisition is reflected using the purchase method of accounting and is based upon an initial purchase price of $24,220,000, a deferred guaranteed payment of $10,780,000 and acquisition expenses of
     $1,000,000.   The deferred guaranteed payment will be paid in 1998 and has been discounted to its present value ($8,909,000). In addition, a future contingent payment will be paid based on Teleaction's profitability for 1996 and 1997. Goodwill of $23,344,000 was created by this acquisition.

e) Transaction costs related to the NAFS Acquisition are estimated at $500,000.

f) The Share Purchase Agreement requires that Mitre repay the face amount of $2,035,000 of the redeemable preference shares.

g) Transaction costs related to the Mitre Acquisition are estimated at $5,000,000.

h) The unaudited pro forma combined financial statements reflect the application of the pooling of interests method of accounting for the Mitre and NAFS acquisitions. Under this method of accounting, it is necessary to reclassify common stock to paid-in capital to reflect the par value of SITEL's common stock which is lower than the par value of Mitre ordinary shares and NAFS capital stock.

                         SITEL CORPORATION AND MITRE PLC

                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                            YEAR ENDED MAY  31, 1995
                                   (UNAUDITED)


                                                   SITEL              CTC(a)         TELEACTION(b,c)    NAFS(b,d)
                                               -------------       -------------     ---------------  -------------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue. . . . . . . . . . . . . . . . . . .   $     101,378       $       6,342     $        25,061  $       3,767

Operating expenses:
  Cost of services . . . . . . . . . . . . .          55,054               3,788              14,017          1,788
  Divisional selling, general and
    administrative expenses. . . . . . . . .          32,979               1,173               6,852          1,126
  Corporate general and
    administrative expenses. . . . . . . . .           6,160                 758                -               314
  Special compensation expense . . . . . . .          34,585  (g)           -                   -              -
                                               -------------       -------------     ---------------  -------------

Operating income (loss). . . . . . . . . . .         (27,400) (h)            623               4,192            539

Other income (expense) . . . . . . . . . . .            (303)                  5                (250)           (47)
                                               -------------       -------------     ---------------  -------------

Income (loss) before income taxes. . . . . .         (27,703)                628               3,942            492

Income tax expense (benefit) . . . . . . . .          (9,603)                190               1,430            149
                                               -------------       -------------     ---------------  -------------

Net income (loss). . . . . . . . . . . . . .   $     (18,100) (h)  $         438     $         2,512  $         343
                                               -------------       -------------     ---------------  -------------
                                               -------------       -------------     ---------------  -------------

Earnings (loss) per common and
  common equivalent share. . . . . . . . . .          ($1.05) (h)
                                               -------------
                                               -------------

Weighted average common and common
  equivalent shares outstanding. . . . . . .          17,207
                                               -------------
                                               -------------


                                                 PROFORMA             SITEL                             PROFORMA
                                                ADJUSTMENTS          COMBINED            MITRE(d,e)     COMBINED
                                               -------------       -------------       -------------  -------------

Revenue. . . . . . . . . . . . . . . . . . .   $           -       $     136,548       $      37,615  $     174,163

Operating expenses:
  Cost of services . . . . . . . . . . . . .                              74,647              21,331         95,978
  Divisional selling, general and
    administrative expenses. . . . . . . . .                              42,130              10,468         52,598
  Corporate general and
    administrative expenses. . . . . . . . .           1,453  (f)          8,685               1,980         10,665
  Special compensation expense . . . . . . .                              34,585  (g)           -            34,585  (g)
                                               -------------       -------------       -------------  -------------

Operating income (loss). . . . . . . . . . .          (1,453)            (23,499) (h)          3,836        (19,663) (h)

Other income (expense) . . . . . . . . . . .          (1,541) (i)         (2,136)               (285)        (2,421)
                                               -------------       -------------       -------------  -------------

Income (loss) before income taxes. . . . . .          (2,994)            (25,635)              3,551        (22,084)

Income tax expense (benefit) . . . . . . . .            (809) (i)         (8,643)              1,271         (7,372)
                                               -------------       -------------       -------------  -------------

Net income (loss). . . . . . . . . . . . . .   $      (2,185)      $     (16,992) (h)  $       2,280  $     (14,712) (h)
                                               -------------       -------------       -------------  -------------
                                               -------------       -------------       -------------  -------------

Earnings (loss) per common and
  common equivalent share. . . . . . . . . .                              ($0.91) (h)                        ($0.53) (h)
                                                                   -------------                      -------------
                                                                   -------------                      -------------

Weighted average common and common
  equivalent shares outstanding. . . . . . .                              18,571  (j)                        27,742  (k)
                                                                   -------------                      -------------
                                                                   -------------                      -------------

                                                  (SEE NOTES ON FOLLOWING PAGE)

---------------

a) The combined results of CTC are for the year ended April 30, 1995 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

b) The results of operations for Teleaction and NAFS are for the twelve months ended June 30, 1995.

c) The results of operations of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

d) The results of operations reflect the pooling of interests method of accounting for the Mitre and NAFS acquisitions.

e) The results of operations of Mitre have been translated from British pounds to US dollars at the average exchange rate for the period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholder's equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

f) Represents the amortization of goodwill resulting from the CTC and Teleaction acquisitions, which will be amortized on a straight-line basis over a period of 25 years, and an adjustment to reduce expenses for fees paid to a management employee of CTC which will not be paid after the acquisitions.

g) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.005 per share to 265 employees of the company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

h) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income net income and net income per share would have been $7.6 million, $5.2 million and $0.30 for SITEL, $11.6 million, $6.1 million and $0.33 for SITEL combined and $15.5 million, $8.3 million and $0.30 respectively for the Pro Forma entity, respectively.

i) Represents an assumed increase in interest expense and the related tax effect which would have occurred had the payment of the CTC and Teleaction purchase price occurred as of the beginning of the period.

j) Consists of SITEL's historical weighted average common and common stock equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition.

k) Consists of SITEL's historical weighted average common and common stock equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS and Mitre Acquisitions.

                         SITEL CORPORATION AND MITRE PLC

                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                        TWELVE MONTHS ENDED MAY 31, 1996
                                   (UNAUDITED)

                                                                                                   PROFORMA
                                                   SITEL         TELEACTION(a,b)    NAFS(a,c)     ADJUSTMENTS
                                               -------------     ---------------  -------------  -------------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenue. . . . . . . . . . . . . . . . . . .   $     140,259     $        33,425  $      12,522  $        -

Operating expenses:
  Cost of services . . . . . . . . . . . . .          74,528              20,492          6,620           -
  Divisional selling, general and
    and administrative expenses. . . . . . .          44,555               8,918          3,784           -
  Corporate general and
    administrative expenses. . . . . . . . .           7,606                -               635            931  (e)
                                               -------------     ---------------  -------------  -------------

Operating income (loss). . . . . . . . . . .          13,570               4,015          1,483           (931)

Other income(expense). . . . . . . . . . . .             984                (282)          (121)        (1,332) (f)
                                               -------------     ---------------  -------------  -------------

Income (loss) before income taxes. . . . . .          14,554               3,733          1,362         (2,263)

Income tax expense (benefit) . . . . . . . .           5,188               1,347            596           (613) (f)
                                               -------------     ---------------  -------------  -------------

Net income (loss). . . . . . . . . . . . . .   $       9,366     $         2,386  $         766  $      (1,650)
                                               -------------     ---------------  -------------  -------------
                                               -------------     ---------------  -------------  -------------

Earnings per common and
  common equivalent share. . . . . . . . . .           $0.43
                                               -------------
                                               -------------

Weighted average common and
  common equivalent shares
  outstanding. . . . . . . . . . . . . . . .          21,876
                                               -------------
                                               -------------

                                                   SITEL                             PROFORMA
                                                  COMBINED           MITRE (d)       COMBINED
                                               -------------       -------------  -------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenue. . . . . . . . . . . . . . . . . . .   $     186,206       $      62,600  $     248,806

Operating expenses:
  Cost of services . . . . . . . . . . . . .         101,640              38,121        139,761
  Divisional selling, general and
    and administrative expenses. . . . . . .          57,257              16,098         73,355
  Corporate general and
    administrative expenses. . . . . . . . .           9,172               2,399         11,571
                                               -------------       -------------  -------------

Operating income (loss). . . . . . . . . . .          18,137               5,982         24,119

Other income(expense). . . . . . . . . . . .            (751)               (729)        (1,480)
                                               -------------       -------------  -------------

Income (loss) before income taxes. . . . . .          17,386               5,253         22,639

Income tax expense (benefit) . . . . . . . .           6,518               1,785          8,303
                                               -------------       -------------  -------------

Net income (loss). . . . . . . . . . . . . .   $      10,868       $       3,468  $      14,336
                                               -------------       -------------  -------------
                                               -------------       -------------  -------------

Earnings per common and
  common equivalent share. . . . . . . . . .           $0.47                              $0.44
                                               -------------                      -------------
                                               -------------                      -------------

Weighted average common and
  common equivalent shares
  outstanding. . . . . . . . . . . . . . . .          23,240  (g)                        32,411  (h)
                                               -------------                      -------------
                                               -------------                      -------------

                                                  (SEE NOTES ON FOLLOWING PAGE)

---------------

a) The results of operations for Teleaction and NAFS are for the twelve months ended June 30, 1996.

b) The results of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

c) The results of operations reflect the pooling of interests method of accounting for the Mitre and NAFS acquisitions.

d) The results of operations of Mitre have been translated from British pounds to US dollars at the average exchange rate for the period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholder's equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

e) Represents the amortization of goodwill resulting from the Teleaction acquisition, which will be amortized on a straight-line basis over a period of 25 years.

f) Represents an assumed increase in interest expense and the related tax effect which would have occurred had the payment of the Teleaction purchase price occurred as of the beginning of the period.

g) Consists of SITEL's historical weighted average common and common stock equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition.

h) Consists of SITEL's historical weighted average common and common stock equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS and Mitre Acquisitions.

                        SITEL CORPORATION, MITRE PLC AND
                    NATIONAL ACTION FINANCIAL SERVICES, INC.

                    PRO FORMA STATEMENT OF OPERATIONS  (a,b)
                                   (UNAUDITED)

                                                                           FISCAL YEARS ENDED
                                                       ------------------------------------------------------------
                                                         MAY 31,        MAY 31,        MAY 31,             MAY 31,
                                                         1993 (c)      1994 (c)       1995 (d)            1996 (d)
                                                       ----------     ----------     ----------          ----------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenue. . . . . . . . . . . . . . . . . . . . . .     $   65,010     $   81,334     $  142,760          $  215,381
Operating expenses:
   Cost of services. . . . . . . . . . . . . . . .         36,356         43,032         78,173             119,269
   Divisional selling, general and
     administrative expenses . . . . . . . . . . .         20,618         27,835         44,573              64,437
   Corporate general and
     administrative expenses . . . . . . . . . . .          4,543          6,568          8,454              10,640
   Special compensation expense. . . . . . . . . .           -              -            34,585  (e)           -
                                                       ----------     ----------     ----------          ----------
     Operating income (loss) . . . . . . . . . . .          3,493          3,899        (23,025) (f)        21,035
Interest income (expense). . . . . . . . . . . . .           (918)          (652)        (1,065)                139
Other income (expense) . . . . . . . . . . . . . .            106          1,403            430                  (5)
                                                       ----------     ----------     ----------          ----------
     Income (loss) before income taxes . . . . . .          2,681          4,650        (23,660)             21,169
Income tax expense (benefit) . . . . . . . . . . .            577            705         (8,183)              7,569
                                                       ----------     ----------     ----------          ----------
     Net income (loss) . . . . . . . . . . . . . .     $    2,104     $    3,945     $  (15,477) (f)     $   13,600
                                                       ----------     ----------     ----------          ----------
                                                       ----------     ----------     ----------          ----------
Earnings (loss) per common and
   common equivalent share . . . . . . . . . . . .     $     0.08     $     0.15     $    (0.56) (f)     $     0.42
                                                       ----------     ----------     ----------          ----------
                                                       ----------     ----------     ----------          ----------
Weighted average common and common
   equivalent shares outstanding (g) . . . . . . .         27,135         27,742         27,742              32,411
                                                       ----------     ----------     ----------          ----------
                                                       ----------     ----------     ----------          ----------

---------------

a) The results of operations reflect the application of the pooling of interests method of accounting for the Mitre and NAFS Acquisitions.

b) The results of operations of Mitre have been translated from British pounds to US dollars at the average exchange rate for the period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholder's equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

c) The results of operations of Mitre that have been included in the combined statements as of May 31, 1993 and May 31, 1994 are the results of the predecessor company Merit Direct for the year ended December 31, 1992 and Mitre for the period ended December 31, 1993.

d) The results of operations of NAFS that have been included in the combined statements for the years ended May 31, 1995 and May 31, 1996 are for the twelve months ended June 30, 1995 and June 30, 1996, respectively.

e) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.005 per share to 265 employees of the company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

f) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $12.1 million, $7.5 million and $0.27 for the fiscal year ended May 31, 1995.

g) Consists of SITEL's historical weighted average common and common stock equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS and Mitre Acquisitions.